REA
CLASS A
COMMON STOCK

CLASS A
COMMON STOCK

RUSH ENTERPRISES, INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS

CUSIP 781846 20 9
SEE REVERSE FOR CERTAIN DEFINITIONS AND RESTRICTIONS

This Certifies that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK, $.01 PAR VALUE PER SHARE, OF RUSH ENTERPRISES, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers. Dated:

SECRETARY

CHAIRMAN

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
TRANSFER AGENT AND REGISTRAR
BY
AUTHORIZED SIGNATURE

A FULL STATEMENT OF THE DENIAL OF PREEMPTIVE RIGHTS IS SET FORTH IN THE ARTICLES OF INCORPORATION OF THE CORPORATION ON FILE IN THE OFFICE OF THE SECRETARY OF STATE. THE CORPORATION WILL FURNISH A COPY OF SUCH STATEMENT TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE ON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

A FULL STATEMENT OF ALL OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS, INCLUDING VOTING RIGHTS, OF THE SHARES OF EACH CLASS AUTHORIZED TO BE ISSUED BY THE CORPORATION IS SET FORTH IN THE ARTICLES OF INCORPORATION OF THE CORPORATION ON FILE IN THE OFFICE OF THE SECRETARY OF STATE. THE CORPORATION WILL FURNISH A COPY OF SUCH STATEMENT TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE ON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-
TEN ENT-
JT TEN-

as tenants in common
as tenants by the entireties
as joint tenants with right of
survivorship and not as tenants
in common

UNIF GIFT MIN ACT-                                                                         Custodian

(Minor)                                                                                                                     (Cust)

                                                                                        under Uniform Gifts to Minors Act

(State)

Additional abbreviations may also be used though not in the above list.

For value received,              hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

By

The signature(s) should be guaranteed by an eligible guarantor institution, (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program) pursuant to S.E.C. Rule 17Ad-15.

THIS certificate also evidences and entitles the holder hereof to certain Rights as set forth in A Rights Agreement between RUSH ENTERPRISES, INC. and AMERICAN STOCK TRANSFER & TRUST COMPANY dated as of APRIL 8, 1996 (the 'Rights Agreement'), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of RUSH ENTERPRISES, INC. Under certain circumstances, as set forth in the Rights Agreement, the Rights described therein will be evidenced by separate certificates and will no longer be evidenced by this certificate. RUSH ENTERPRISES, INC. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. as described in the rights agreement, Rights issued to any Person who becomes an Acquiring Person (as those terms are defined in the Rights Agreement) shall become null and void. the rights shall not be exercisable by a holder in any jurisdiction where the requisite qualification to the issuance to such holder of the rights, or the exercise by such holder of the rights in such jurisdiction, shall not have been obtained or obtainable.